UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 20, 2009

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Effective January 1, 2009, Liberty Media Corporation (“Liberty”) adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements” (“Statement No. 160”).  Liberty is filing this Form 8-K to revise certain financial statements and tracking stock group financial information of Liberty as of and for the years ended December 31, 2008, 2007 and 2006 in Liberty’s Form 10-K for the year ended December 31, 2008, as amended (the “Form 10-K”), to reflect the presentation and disclosure requirements of Statement No. 160.  The revised financial statements and financial information for tracking stock groups are filed herein as Exhibit 99.1 and Exhibit 99.2.  The requirements of Statement No. 160 were reflected in the financial statements included in Liberty’s Form 10-Q for the quarter ended March 31, 2009 (the “Form 10-Q”).

Except as described above, this Form 8-K does not modify or update any disclosures in the Form 10-K. Information in the Form 10-K is presented as of the filing date and this Form 8-K does not reflect subsequent information or events other than the adoption of Statement No. 160. Without limitation of the foregoing, this Form 8-K does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Form 10-K with respect to any uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is included in Liberty’s other filings with the Securities and Exchange Commission.  This Form 8-K should be read in conjunction with the Form 10-K, the Form 10-Q and Liberty’s other filings. Other filings may contain important information regarding uncertainties, trends, risks, events, transactions, developments and updates to certain expectations of Liberty that may have been reported since the filing of the Form 10-K.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

23.1                           Consent of KPMG LLP

99.1                           Revised Financial Statements of Liberty Media Corporation for the years ended December 31, 2008, 2007 and 2006.

99.2                           Revised Unaudited Attributed Financial Information for Tracking Stock Groups.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2009

LIBERTY MEDIA CORPORATION

By:	/s/ Mark E. Burton
	Name:	Mark E. Burton
	Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Name

23.1	Consent of KPMG LLP
99.1	Revised Financial Statements of Liberty Media Corporation for the years ended December 31, 2008, 2007 and 2006
99.2	Revised Unaudited Attributed Financial Information for Tracking Stock Groups